Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

SA Putnam Asset Allocation Diversified Growth Portfolio

(the “Portfolio”)

Supplement dated April 9, 2025, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

July 29, 2024, as supplemented and amended to date

The Portfolio is currently subadvised by Putnam Investment Management, LLC (“Putnam”). Putnam is a wholly owned subsidiary of Putnam U.S. Holdings I, LLC, which in turn is owned through a series of wholly-owned subsidiaries by Franklin Resources, Inc. (referred to as Franklin Templeton). The Putnam Fixed Income and Putnam Investment Solutions Teams are being integrated into the Franklin Templeton Fixed Income and Franklin Templeton Investment Solutions Teams, respectively. In connection with the continued integration of the teams, the portfolio managers of the Portfolio, along with research analysists and certain other investment staff, have become employees of Franklin Advisers, Inc. (“Franklin”), also a wholly-owned subsidiary of Franklin Resources, Inc.

In connection with this integration, at a meeting held on April 2, 2025, the Board of Trustees of Seasons Series Trust (the “Trust”) approved the termination of the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Putnam with respect to the Portfolio, the approval of a subadvisory agreement between SunAmerica and Franklin with respect to the Portfolio, and the approval of a sub-subadvisory agreement between Franklin and Putnam with respect to the Portfolio, each effective on April 30, 2025.

On the Effective Date, the following changes are made to the Summary Prospectus and Prospectus:

The first paragraph of the subsection of the Summary Prospectus entitled “Investment Adviser” and of the Prospectus entitled “Portfolio Summary: SA Putnam Asset Allocation Diversified Growth Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica. The Portfolio is subadvised by Franklin Advisers, Inc. The Portfolio is sub-subadvised Putnam Investment Management, LLC. The portfolio managers are noted below.

On the Effective Date, the following change are made to the Prospectus:

The following is added to the subsection of the Prospectus entitled “Management – Information about the Subadvisers”:

Franklin Advisers, Inc. (Franklin) is a California corporation with its principal offices at One Franklin Parkway, San Mateo, California 94403-1906. It is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2024, Franklin Templeton managed approximately $1.60 trillion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The SA Putnam Asset Allocation Diversified Growth Portfolio is managed by Robert J. Schoen, (Senior Vice President and Co-Head of Investment Research), Brett S. Goldstein (Senior Vice President and Head of U.S. Retirement Portfolio Management), James A. Fetch (Senior Vice President and Co-Head of MosaiQ, Portfolio Analysis and Construction) and Adrian H. Chan (Vice President, Portfolio Manager and Head of Factor Research).

Mr. Schoen joined Putnam in 1997. Mr. Goldstein has been in the investment industry since he joined Putnam in 2010. Mr. Fetch has been in the investment industry since he originally joined Putnam in 1994. After leaving to complete his M.B.A, he rejoined the firm in 2000. Mr. Chan joined Putnam in 2003. After leaving in 2006 to complete his M.B.A., he rejoined the firm in 2008. Messrs. Goldstein and Chan are CFA charterholders.

On the Effective Date, the following changes to the SAI will become effective:

The reference to Putnam Investment Management, LLC (“Putnam”) in the first paragraph of the section of the SAI entitled “Subadvisory Agreements” is changed to Franklin Advisers, Inc. (“Franklin”).

The references to Putnam in the table in the section of the SAI entitled “Subadvisory Agreements,” in the table in the subsection of the SAI entitled “Portfolio Managers – Other Accounts” and the table in the subsection of the SAI entitled “Portfolio Managers – Ownership of Portfolio Shares by Portfolio Managers” are changed to Franklin.

The sentences referencing Putnam Investment Management, LLC and Putnam Investments in the fourth paragraph of the section of the SAI entitled “Subadvisory Agreements” are deleted in their entirety and replaced with the following:

Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc.

The subsection of the SAI entitled “Portfolio Managers – Compensation—Putnam” is deleted in its entirety and replaced with the following:

Franklin Advisers. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.